SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 14, 2013

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On March 14, 2013, The Bank of New York Mellon Corporation (the “Company” or “BNY Mellon”) announced in a press release that the Federal Reserve did not object to its 2013 capital plan submitted to the Federal Reserve in connection with its Comprehensive Capital Analysis and Review. The Company also announced that its Board of Directors approved the repurchase of up to $1.35 billion of the Company’s common stock, par value $0.01 per share (the “Common Stock”), beginning in the second quarter of 2013 and continuing through the first quarter of 2014, which may be executed through open market purchases, privately negotiated or through other means, at such prices, at such times and upon such other terms and conditions as any authorized officer may determine. This new share repurchase plan replaces all previously authorized share repurchase plans. The 2013 capital plan also included a 15 percent increase to BNY Mellon’s quarterly Common Stock dividend in the second quarter of 2013, which the Board of Directors is expected to consider at its April meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, except for the contents of the Company’s website referenced herein and in Exhibit 99.1 which are not incorporated into this Current Report on Form 8-K.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, Common Stock repurchases and dividends. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond BNY Mellon’s control). Factors that could cause BNY Mellon’s results to differ materially can be found in the risk factors set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as of March 14, 2013 and BNY Mellon undertakes no obligation to update the information to reflect events or circumstances that arise after that date or reflect the occurrence of unanticipated events, except as required by federal securities laws.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	Press release dated March 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: March 14, 2013	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated March 14, 2013	Filed herewith